Financial instruments	6 Months Ended
Jun. 30, 2025
Financial instruments
Financial instruments

15Financial instruments

To provide an indication about the reliability of the inputs used in determining fair value, the Company classifies its financial instruments into the three levels prescribed under the accounting standards.

Financial liabilities at fair value through profit and loss:

	Carrying Value		Fair Value
	June 30, 2025	December 31, 2024	June 30, 2025	December 31, 2024
	£ 000	£ 000	£ 000	£ 000
Financial liabilities at fair value through profit and loss	239,776	524,242	239,776	524,242
Warrant liabilities	704	434	704	434
	240,480	524,676	240,480	524,676

Warrants are quoted on the OTC Bulletin Board (an interdealer automated quotation system for equity securities that is not a national securities exchange) and are therefore categorized in level 2 of the fair value hierarchy. Financial liabilities at fair value through profit and loss are categorized in level 3 of the fair value hierarchy.

The fair value of financial liabilities at fair value through profit and loss, which consist of the Convertible Senior Secured Notes, has been estimated using an option pricing model, in accordance with the International Valuation Standards definition of “market value”.

The Convertible Senior Secured Notes, initially had a five-year term from the date of issuance on December 16, 2021, and a payment-in-kind interest rate of 9.0% (compounding semi-annually), or a cash interest rate of 7.0% (paid semi-annually). The holder of the Convertible Senior Secured Notes had an initial right to convert them into ordinary shares in the Company at any time at a conversion ratio of 90.9091 per $1,000 principal amount (with any payment-in-kind accrual converting at the same ratio).

On December 23, 2024 the maturity date was extended to December 15, 2028 and the Conversion Rate was amended to 363.636 Ordinary Shares per $1,000 principal amount of notes in relation to the first $130,194,859 principal amount of the Convertible Senior Secured Notes, which was immediately converted by the noteholder into ordinary shares, and 285.714 Ordinary Shares per $1,000 principal amount of Convertible Senior Secured Notes for the remaining portion outstanding. Additionally, effective December 15, 2024, each Convertible Senior Secured Notes accrues interest at 10.0% per annum with respect to interest paid in cash and 12.0% per annum with respect to payment-in-kind interest. The outstanding principal immediately following partial conversion was $130,194,859 and as at June 30, 2025, was $138,006,551.

Option pricing has been utilized to calculate the probability that these options will be in the money at expiration and assign a dollar value to it. The underlying share price of the Company, exercise price, volatility, interest rate, and time to expiration have been used as inputs into the model to derive the option’s theoretical fair value.

15Financial instruments (continued)

As of June 30, 2025, an estimated fair value of £239,776 thousand (December 31, 2024: £524,242 thousand) was calculated for the Convertible Senior Secured Notes, based on the following valuation inputs:

	June 30, 2025	December 31, 2024
Share price ($)	6.77	12.58
Conversion price ($)	3.50	3.50
Interest rate (%)	12.00	12.00
Credit spread (%)	43.50	40.64
Risk free rate (%)	3.70	4.40
Expected life (years)	3.50	4.00
Dividend yield (%)	—	—
Volatility (%)	85.00	85.00

Company specific inputs include the expected probability and timing of future equity financing, in addition to the probability and timing of a future fundamental change. Credit spread is initially selected such that the fair value of the Convertible Senior Secured Notes reconciles to the total purchase price of $192 million based upon the arms’ length transaction closing as of December 15, 2021, subsequently adjusted for company-specific credit risk.

For more information about the Convertible Senior Secured Notes, please refer to the Group’s annual financial statements for the year ended December 31, 2024.